Exhibit 10.5

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER

REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2017 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”, and together with Parlex 2, Parlex 2A, Parlex 2 UK and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2017 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Effective Date:

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a) Exhibit VI-I: Exhibit VI of the Repurchase Agreement shall hereafter be referred to as Exhibit VI-I.

(b) Exhibit VI-II: Schedule I attached to this Amendment is hereby incorporated into the Repurchase Agreement as Exhibit VI-II.

(c) The definition of “Assignment Documents in Blank” is hereby deleted in its entirety and replaced as follows:

““Assignment Documents in Blank” shall mean, (a) for each Purchased Loan that is not a Participation Interest, the (i) allonge in blank (in the case of a U.S. Purchased Loan), (ii) Transfer Certificate duly executed by Seller or transferor (howsoever described) with the name of the transferee (howsoever described) and dated in blank (in the case of a Foreign Purchased Loan), (iii) omnibus assignment in blank, (iv) Assignment of Mortgage in blank, (v) assignment of Assignment of Leases in blank, and/or (vi) equivalent of each of the foregoing (except with respect to the Transfer Certificate referenced in clause (ii) herein, for which there shall be no equivalent) in the relevant non-U.S. jurisdiction and where so required by Buyer, duly executed by Seller with the name of the transferee or assignee (howsoever described) and dated in blank (in the case of a Foreign Purchased Loan) and (b) for each Purchased Loan that is a Participation Interest, (i) an endorsement in blank and (ii) an assignment and assumption agreement in blank.”

(d) The definition of “Concentration Limit” is hereby deleted in its entirety and replaced as follows:

““Concentration Limit” shall mean, unless otherwise agreed to in writing by Buyer (including, without limitation, in a Confirmation), the test that shall be satisfied at any applicable date of determination, if: (i) with respect to U.S. Purchased Loans (excluding for this purpose each Participation A-1 issued pursuant to a Participation Agreement, for which no Concentration Limit shall be applicable), (x) the aggregate outstanding Purchase Price with respect to all U.S. Purchased Loans which are Participation Interests shall not exceed 33% of the Facility Amount for U.S. Purchased Loans and (y) the outstanding Purchase Price with respect to any single U.S. Purchased Loan shall not exceed 25% of the Facility Amount for U.S. Purchased Loans, and (ii) with respect to Foreign Purchased Loans, (x) the aggregate outstanding Purchase Price with respect to all Foreign Purchased Loans which are Participation Interests shall not exceed 33% of the Facility Amount for Foreign Purchased Loans and (y) the outstanding Purchase Price with respect to any single Foreign Purchased Loan shall not exceed 30% of the Facility Amount for Foreign Purchased Loans.”

(e) The definition of “Servicing Agreement” is hereby deleted in its entirety and replaced as follows:

““Servicing Agreement” shall mean, individually or collectively, as the context may require (a) other than with respect to each Participation A-1 issued pursuant to a Participation Agreement, (i) that certain Servicing Agreement, dated as of June 12, 2013, among Parlex 2, Buyer and Servicer, as the same may be amended, modified and/or restated from time to time, (ii) that certain Servicing Agreement, dated as of January 31, 2014, among Parlex 2A, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iii) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among Parlex 2 UK, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iv) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among

Parlex 2 EUR, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (v) any other servicing agreement entered into by a Seller, Buyer and any Servicer approved by Buyer for the servicing of Purchased Loans, as the same may be amended, modified and/or restated from time to time and (b) with respect to each Participation A-1 issued pursuant to a Participation Agreement, (x) for so long as the corresponding Participation A-2 is an asset of the CLO, the CLO Servicing Agreement and (y) at any time such corresponding Participation A-2 is not an asset of the CLO, the servicing agreement entered into in accordance with the applicable Participation Agreement.”

(f) The definition of “Significant Purchased Loan Modification” is hereby modified by (i) replacing the period at the end of clause (ix) thereof with a semicolon and (ii) adding the following language at the end of such definition:

“provided, however, that this definition of “Significant Purchased Loan Modification” shall not include any modification or amendment to any Purchased Loan Document solely in connection with the reallocation of a portion of the principal balance of Participation A-1 to Participation A-2 pursuant to Section 29(b) of the Participation Agreement in order to implement a replenishment pursuant to Section 12.2 of the Indenture, so long as such reallocation is implemented in connection with an early repurchase consummated in accordance with Section 3(d) of this Agreement.”

(g) The following defined terms are hereby modified as follows:

““Defeasance” shall have the meaning specified in Exhibit VI-I.”

““ESA” shall have the meaning specified in Exhibit VI-I.”

““Ground Lease” shall have the meaning specified in Exhibit VI-I.”

““Insurance Rating Requirements” shall have the meaning specified in Exhibit VI-I.”

““Junior Interest” shall have the meaning specified in Exhibit VI-I.”

““MAI” shall have the meaning specified in Exhibit VI-I.”

““Market Value” shall mean, with respect to any Purchased Loan, the market value for such Purchased Loan, as determined by Buyer at the Applicable Standard of Discretion on each Business Day in accordance with this definition. For purposes of Section 4(a) and 5(e), as applicable, changes in the Market Value of a Purchased Loan shall be determined solely in relation to material positive or negative changes (relative to Buyer’s initial underwriting or the most recent determination of Market Value in terms of the performance or condition, taken in the aggregate, of (i) the Mortgaged Property securing the Purchased Loan or other collateral securing or related to the Purchased Loan, (ii) the

Purchased Loan’s borrower (including obligors, guarantors, participants and sponsors) and the borrower on any underlying property or other collateral securing such Purchased Loan, (iii) the commercial real estate market relevant to the Mortgaged Property, and (iv) any actual risks posed by any liens or claims on the related Mortgaged Property or Properties. In addition, the Market Value for any Purchased Loan may be deemed by Buyer to be zero or such greater amount (in the Applicable Standard of Discretion) in the event any of the following occurs with respect to such Purchased Loan: (a) a negative change in Market Value to the extent resulting from a continuing material breach of a representation or warranty set forth on Exhibit VI-I and Exhibit VI-II (but without giving effect to any qualifications for Seller’s Actual Knowledge); or (b) the Repurchase Date with respect to such Purchased Loan occurs without repurchase of such Purchased Loan. For the avoidance of doubt, the Market Value of any Purchased Loan shall be denominated in the same Applicable Currency as the Purchase Price of such Purchased Loan and, if determined in a currency other than such Applicable Currency, shall be converted to such Applicable Currency for the purposes herein based on the applicable Purchase Date Spot Rate with respect to such Purchased Loan.

““MTM Representations” shall mean the representations and warranties set forth as items (a) 11, 12, 14, 25, 35, 36, 37, 42, 47, 50 and 55 on Exhibit VI-I of this Agreement and (b) 3, 7, 9, 16 and 20 on Exhibit VI-II of this Agreement.”

““Permitted Encumbrances” shall have the meaning specified in Exhibit VI-I.”

““SEC” shall have the meaning specified in Exhibit VI-I.”

““Single Purpose Entity” shall have the meaning specified in Exhibit VI-I.”

““Standard Qualifications” shall have the meaning specified in Exhibit VI-I.”

““Terrorism Cap Amount” shall have the meaning specified in Exhibit VI-I.”

““Title Policy” shall have the meaning specified in Exhibit VI-I.”

““TRIA” shall have the meaning specified in Exhibit VI-I.”

““Zoning Regulations” shall have the meaning specified in Exhibit VI-I.”

(h) The following defined terms are hereby added to Section 2 of the Repurchase Agreement in their appropriate alphabetical location as follows:

““CLO” shall mean the collateral loan obligation bond transaction issued pursuant to the Indenture.

““CLO Servicing Agreement” shall have the meaning assigned to such term in the Participation Agreements, as the same may be amended, modified and/or restated from time to time.”

““Indenture” shall mean that certain Indenture, dated as of December 21, 2017 by and among BXMT 2017-FL1, Ltd., as Issuer, BXMT 2017-FL1, LLC, as Co-Issuer, 42-16 CLO L SELL, LLC, as Advancing Agent and Wells Fargo Bank, National Association as Trustee and as Note Administrator, as the same may be amended, modified and/or restated from time to time.”

““Participation A-1” shall have the meaning assigned to such term in each Participation Agreement.”

““Participation A-2” shall have the meaning assigned to such term in each Participation Agreement.”

““Participation Agreements” shall mean, individually or collectively as the context requires, that certain (i) Participation Agreement and Future-Funding Indemnification Agreement, dated as of December 21, 2017, by and among 42-16 CLO L SELL, LLC, a Delaware corporation (the “Mortgage Lender” and the “Initial Participation A-1 Holder”), 42-16 CLO L SELL, LLC, a Delaware corporation (the “Initial Participation A-2 Holder”), Wells Fargo Bank, National Association (the “Participation Custodial Agent”) and Blackstone Mortgage Trust, Inc., a Maryland corporation (the “Future Funding Indemnitor”) with respect to the Purchased Loan known as “SFO Airport”, (ii) Participation Agreement and Future-Funding Indemnification Agreement, dated as of December 21, 2017, by and among Mortgage Lender, Initial Participation A-1 Holder, Initial Participation A-2 Holder, Participation Custodial Agent and Future Funding Indemnitor with respect to the Purchased Loan known as “SunTrust Center”, (iii) Participation Agreement and Future-Funding Indemnification Agreement, dated as of December 21, 2017, by and among Mortgage Lender, Initial Participation A-1 Holder, Initial Participation A-2 Holder, Participation Custodial Agent and Future Funding Indemnitor with respect to the Purchased Loan known as “Douglass Entrance”, (iv) Participation Agreement and Future-Funding Indemnification Agreement, dated as of December 21, 2017, by and among Mortgage Lender, Initial Participation A-1 Holder, Initial Participation A-2 Holder, Participation Custodial Agent and Future Funding Indemnitor with respect to the Purchased Loan known as “Ambassador Waikiki II” and (v) Participation Agreement and Future-Funding Indemnification Agreement, dated as of December 21, 2017, by and among Mortgage Lender, Initial Participation A-1 Holder, Initial Participation A-2 Holder, Participation Custodial Agent and Future Funding Indemnitor with respect to the Purchased Loan known as “Torrance Portfolio”, as each may be amended, modified and/or restated from time to time.”

““Participation Interests” shall have the meaning assigned to such term in Exhibit VI-II.”

(i) Early Repurchase: Section 3(d) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(d) No Transaction shall be terminable on demand by Buyer (other than upon the occurrence and during the continuance of an Event of Default). Seller shall be entitled to terminate a Transaction on demand, in whole or in part (but in the case of a termination in part, solely in connection with the reallocation of a portion of the principal balance of Participation A-1 to Participation A-2 pursuant to Section 29(b) of the Participation Agreement in order to implement a replenishment pursuant to Section 12.2 of the Indenture), and repurchase the Purchased Loan subject to a Transaction on any Business Day prior to the Repurchase Date (an “Early Repurchase Date”); provided, however, that:

(i)	Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Loan no later than three (3) Business Days prior to such Early Repurchase Date,

(ii)

on such Early Repurchase Date Seller pays to Buyer an amount equal to the sum of (x) the Repurchase Price for such Transaction, (y) the Exit Fee, if any, then due and payable with respect to such Transaction pursuant to the Fee Agreement (provided, however, that no Exit Fee shall be due and payable in connection with a termination of a Transaction by Seller either (x) in part or (y) in whole in connection with a severing of Participation A-1 into multiple participations representing the funded portion of Participation A-1 following which a severed portion is reallocated to Participation A-2 and the other severed portion is the subject of a new Transaction under this Agreement) and (z) any other amounts payable under this Agreement (including, without limitation, Section 3(i) of this Agreement) with respect to such Transaction, in connection with the transfer to Seller or its agent of such Purchased Loan; provided, however, that no amounts shall be due and payable pursuant to Section 3(i)(ii) of this Agreement in connection with a termination of a Transaction by Seller in part or in whole in the circumstance described in the parenthetical to clause (ii)(y) above,

(iii)	on such Early Repurchase Date, following the payment of the amounts set forth in subclause (ii) above, no unpaid Margin Deficit exists, and

(iv)	no Default or Event of Default shall have occurred and be continuing as of such Early Repurchase Date.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Loans to be repurchased on such Early Repurchase Date.”

(j) Representations and Warranties: Section 10(b)(viii) of the Repurchase Agreement is hereby modified as follows:

Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File. Seller represents and warrants to Buyer that each Purchased Loan sold in a Transaction hereunder, as of the related Purchase Date for such Transaction and as of any Business Day on which Margin Excess is made available by Buyer to Seller which increases the outstanding Purchase Price of such Purchased Loan, conforms to the applicable representations and warranties set forth in Exhibit VI-I and Exhibit VI-II attached hereto in all material respects, except as disclosed to Buyer in writing. With respect to each Purchased Loan, the Mortgage Note, the Mortgage, the Assignment of Mortgage, the Transfer Certificate and any other documents required to be delivered under this Agreement and the applicable Custodial Agreement for such Purchased Loan have been delivered to Buyer or the Custodian on its behalf (or shall be delivered in accordance with the time periods set forth herein).

(k) Servicing: Section 29 of the Repurchase Agreement is hereby modified by adding the following paragraph after Section 29(e) of the Repurchase Agreement:

With respect to each Participation A-1 issued pursuant to a Participation Agreement, in the event of any inconsistency between the provisions of this Section 29 and of each Participation Agreement and the CLO Servicing Agreement, the terms of such Participation Agreement and the CLO Servicing Agreement shall control with respect to such Participation A-1 only.

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

6. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

8. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

[No Further Text on this Page; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name:	Richard B. Schlenger
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to First Amendment to Second Amended and Restated Master Repurchase Agreement]

SELLER:

PARLEX 2 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2A FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to First Amendment to Second Amended and Restated Master Repurchase Agreement]

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.,

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

[Signature Page to First Amendment to Second Amended and Restated Master Repurchase Agreement]

Schedule 1

EXHIBIT VI-II

REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED LOAN WHICH IS A PARTICIPATION INTEREST IN A WHOLE LOAN

(1)

Senior Interest; Ownership of Purchased Loans. The related participation interest (the “Participation Interest”) is a senior participation interest in a Whole Loan. In each case, the related Whole Loan (the “Underlying Whole Loan”) is a mortgage loan secured by a first priority security interest in a commercial or multifamily property. At the time of the sale, transfer and assignment to Buyer, no Mortgage Note or Mortgage related to such Participation Interest was subject to any other assignment, participation (other than senior pari passu Participation Interests in the related Underlying Whole Loan issued in accordance with the Purchased Loan Documents) or pledge, and Seller had good title to, and was the sole owner of, such Participation Interest free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Participation Interest other than any servicing rights appointment or similar agreement and rights of the holder of a related “B note” in an “A/B” structure in a commercial real estate loan (a “Junior Interest”). Seller has full right and authority to sell, assign and transfer such Participation Interest, and the assignment to Buyer constitutes a legal, valid and binding assignment of such Participation Interest free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Participation Interest other than the rights of the holder of a related Junior Interest.

(2)

Authorized to do Business. To the extent required under applicable law, as of the Purchase Date or as of the date that such entity held the related Participation Interest, each holder of such Participation Interest was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Participation Interest by Buyer.

(3)

Due Diligence Package. To Seller’s Actual Knowledge, the information pertaining to such Participation Interest which is set forth in the Due Diligence Package is true and correct in all material respects as of the Purchase Date.

(4)

Absence of Required Consents. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related Purchased Loan Documents, and assuming that Buyer and any other transferees comply with any intercreditor restrictions set forth in the related Purchased Loan Documents limiting assignees to “Qualified Transferees”, “Qualified Conduit Lenders” or such comparable terms or conditions under the applicable Purchased Loan Documents, no consent or approval by any Person is required in connection with Seller’s sale and/or Buyer’s acquisition of such Participation Interest or for Buyer’s exercise of any rights or remedies in respect of such Participation Interest (except for compliance with applicable Requirements of Law in connection with the exercise of any rights or remedies by Buyer). No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

(5)

Absence of Required Governmental Actions. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Participation Interest.

(6)

Delivery of Original Certificate. Seller has delivered to Buyer or its designee the original participation certificate or other similar document(s) representing ownership of such Participation Interest, however denominated, endorsed by Seller in blank.

(7)

No Material Default; Payment Record. As of the Purchase Date and the date of the transfer of any Margin Excess to Seller, neither the related Participation Interest nor the related Underlying Whole Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since issuance of such Participation Interest or origination of such Underlying Mortgage Loan, as the case may be, and neither such Participation Interest nor such Underlying Whole Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments. As of the Purchase Date and the date of the transfer of any Margin Excess to Seller, to Seller’s Actual Knowledge, there is (a) no material default, breach, violation or event of acceleration existing under such Participation Interest or Underlying Whole Loan, and (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of such Participation Interest or Underlying Whole Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by Seller in Exhibit VI-I and this Exhibit VI-II (including, but not limited to, the prior sentence). No person other than the holder of such Underlying Whole Loan may declare any event of default under such Underlying Whole Loan or accelerate any indebtedness under the related Underlying Whole Loan documents.

(8)

Not a Security. Such Participation Interest has not been and shall not be deemed to be a Security within the meaning of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

(9)

No Notice of Liabilities. As of the Purchase Date, Seller has not received written notice of any outstanding material liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Participation Interest is or may become obligated under the related Purchased Loan Documents.

(10)

No Advance of Funds. Seller has not advanced funds, or, to Seller’s Actual Knowledge, as of the Purchase Date, received any advance of funds from a party other than the Mortgagor relating to such Participation Interest, directly or indirectly, for the payment of any amount required by such Participation Interest (other than as contemplated by the related Purchased Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Purchased Loan Documents).

(11)

No Offsets, Defenses, Etc. As of the Purchase Date, with respect to the related Participation Interest, there is no valid offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith that would deny the holder of such Participation Interest the principal benefits intended to be provided thereby, except with respect to the related Underlying Whole Loan as set forth in the representation and warranty in Paragraph 2 (“Loan Document Status”) in this Exhibit VI-II.

(12)

Bankruptcy. To Seller’s Actual Knowledge as of the Purchase Date and the date of the transfer of any Margin Excess to Seller, neither the related Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no co-partcipant, co-lender, Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in a state or federal Act of Insolvency, and in the case of any Foreign Purchased Loan, is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium, administration, examinership or similar proceeding.

(13)

No Contingent Interest or Equity Participation. Except for such Participation Interest and such other senior pari passu Participation Interests in the related Underlying Whole Loan issued in accordance with the Purchased Loan Documents, the related Underlying Whole Loan does not have a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the anticipated repayment date) or an equity participation by Seller (excluding any equity interest held or pledged in connection with a Mezzanine Loan or preferred equity interest).

(14)

Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Purchased Loan File: (a) the material terms of the related Mortgage, Mortgage Note, Purchased Loan guaranty, and related Purchased Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from any of its material obligations under the Purchased Loan.

(15)

Compliance with Usury Laws. To Seller’s Actual Knowledge, in reliance solely upon legal opinions delivered in connection with a Purchased Loan, the interest rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of (i) such Purchased Loan and (ii) the related Underlying Whole Loan complied (in the case of clause (i), as of the Purchase Date, and in the case clause (ii), as of the date of origination) with, or was exempt from, applicable laws including state or federal laws, regulations and other requirements pertaining to usury.

(16)

Escrow Deposits. All escrow deposits and payments required to be escrowed with Seller pursuant to each related Purchased Loan are in the possession, or under the control, of Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with Seller under the related Purchased Loan Documents are being conveyed by Seller to Buyer or its servicer.

(17)

Origination and Underwriting. The origination practices of Seller (or, to Seller’s Actual Knowledge, the related originator if Seller was not the originator of the related Underlying Whole Loan or issuer of such Participation Interest) with respect to such Participation Interest and the related Underlying Whole Loan have been, in all material respects, in material compliance with applicable law; and as of the date of its origination or issuance, as applicable, such Participation Interest and the related Underlying Whole Loan (if originated or issued by a Person other than Seller or an Affiliate, to Seller’s Actual Knowledge), the origination or issuance thereof, as applicable, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination or issuance of such Participation Interest and the related Underlying Whole Loan, as applicable; provided, that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit VI-II.

(18)

Compliance with Anti-Money Laundering Laws. Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA PATRIOT Act of 2001, with respect to the origination of the related Underlying Whole Loan and the creation of such Participation Interest, the failure to comply with which would have a material adverse effect on such Underlying Whole Loan or such Participation Interest, as the case may be.

(19)

Actions Concerning Purchased Loan. To Seller’s Actual Knowledge as of the Purchase Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any related Mortgagor, guarantor, or Mortgagor’s interest in the related Mortgaged Property, the related Mortgage or any other related Purchased Loan Document, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to such Mortgaged Property, (b) the validity or enforceability of such Mortgage, (c) such Mortgagor’s ability to perform under the related Purchased Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by such Purchased Loan Documents, (f) the current principal use of such Mortgaged Property or (g) title or ownership of Seller and/or Buyer of such Purchased Loan Documents and/or the rights, title and interests thereunder.

(20)

Underlying Whole Loan Representations and Warranties. Except for the representations and warranties contained in Paragraph 1 (“Whole Loan; Ownership of Purchased Loans”), Paragraph 4 (“Mortgage Status; Waivers and Modifications”), Paragraph 13 (“Actions Concerning Purchased Loan”), Paragraph 19 (“No Contingent Interest or Equity Participation”), Paragraph 21 (“Compliance with Usury Laws”), Paragraph 36 (“Origination and Underwriting”), Paragraph 37 (“No Material Default; Payment Record”), Paragraph 38 (“Bankruptcy”), Paragraph 42 (“Due Diligence Package”) and Paragraph 45 (“Compliance with Anti-Money Laundering Laws”), each of the representations and warranties contained in Exhibit VI-I with respect to Whole Loans is, to Seller’s Actual Knowledge, true and correct with respect to the related Underlying Whole Loan. To the extent the related Underlying Whole Loan is identified in the related Diligence Materials as REMIC eligible, if such Underlying Whole Loan contains a provision for any defeasance of mortgage collateral, the representation and warranty in Paragraph 33 (“Defeasance”) in Exhibit VI-I is also true and correct with respect to such related Underlying Whole Loan if clause (ii) thereof read “(ii) the Whole Loan cannot be defeased within two years after any securitization of such Whole Loan or the related Participation Interest”. For purposes of this Paragraph 20, all references to the term “Seller” (other than in respect of Seller’s Actual Knowledge) and the term “Purchased Loan”, in each case in Exhibit VI-I, shall be deemed to be references to the related “Mortgage lender” and the related “Whole Loan”.